UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32013	13-3741177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, New York	10013
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code	(212) 834-6000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On January 11, 2007, the Trustee requested directions from the Certificateholders whether it should accept or reject the Offer to Purchase and Consent Solicitation Statement dated December 26, 2006 launched by EOP Operating Limited Partnership (”EOP”) as amended by EOP’s Press Release dated January 11, 2006. The Trustee also gave notice on January 12, 2006 of further amendments notified in EOP’s Press Release dated January 12, 2006.The assets of the Trust include $3,000,000 principal amount of 7.875% Notes due 2031 (the “EOP Notes”) issued by EOP. The Trust Agreement provides, that in the event that the Trustee receives a request from the Depository or an Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to any Underlying Securities, the Select Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Select Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation and shall be protected in taking no action if no direction is timely received. The Trust Agreement also provides that the Trustee shall at no time vote or consent to any matter which would alter the timing or amount of any then scheduled payment on the Underlying Securities, including without limitation any demand to accelerate the Underlying Securities, whether or not pursuant to a plan for the refunding or refinancing of such Underlying Securities, except with the consent of Certificateholders representing 100% of the aggregate Voting Rights of the Certificates. Acceptance of the Purchase Offer would entail a change in the timing and amount of payments on such EOP Notes or an exchange of such EOP Notes for a onetime cash payment. The Trustee received directions on February 6, 2007 from some Certificateholders to reject the Purchase Offer. The Trustee gave notice on February 7, 2007 to the Certificateholders that it would reject the Purchase Offer with respect to the Trust’s entire holdings of EOP Notes and would not accept any further Certificateholder directions.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

1. Trustee’s Request for Directions dated January 11, 2007
2. Trustee’s Notice dated January 12, 2007
3. Trustee’s Notice dated February 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Kelly Absher
Name: Kelly Absher
Title: Authorized Signatory

February 6, 2007

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Request for Directions dated January 11, 2007	5
2	Trustee’s Notice dated January 12, 2007	7
3	Trustee’s Notice dated February 7, 2007	8

Exhibit 1

To the Holders of:

$35,550,000 Select Notes Trust Long Term Certificates Series 2003-3 (the “Certificates”)

CUSIP: 81619PAC1*

Please forward this request for instructions to all beneficial holders.

U.S. Bank National Association serves as trustee (the “Select Trustee ”) for the above-referenced Trust (the “Trust”) formed pursuant to the terms of the Base Trust Agreement dated as of April 2, 2002 as supplemented by the Select Notes Trust Supplement LT 2003-3 (collectively, the “Trust Agreement”) by and between Structured Obligations Corporation as Depositor (the “Depositor”) and the Select Trustee. The assets held by the Trust include the following securities issued by EOP Operating Limited Partnership (“EOP”), which are held through The Depository Trust Company (“DTC”).

$3,000,000 principal amount 7.875% Notes due 2031 (CUSIP No. 268766BV3)*

issued by EOP (“the EOP Notes”)

Further to our notices of January 3 and January 5, 2007, EOP amended the its original offer to purchase Certain of its outstanding Notes under its Offer to Purchase and Consent Solicitation dated December 26, 2006 (the “Original Offer to Purchase”). The amendments are set forth in EOP’s Press Release dated January 11, 2007 a copy of which is sent herewith (together with a copy of the Original Offer to Purchase (“collectively referred to herein as the “Amended Purchase Offer”). Holders who tender Notes pursuant to the Amended Purchase Offer will be deemed to consent with respect to certain proposed amendments (the “Proposed Amendments”) described therein. PLEASE NOTE THAT ALL DEADLINES WITH RESPECT TO INSTRUCTIONS TO THE SELECT TRUSTEE ARE UP TO 2 BUSINESS DAYS PRIOR TO THOSE IN THE PURCHASE OFFER TO ALLOW SUFFICIENT TIME FOR THE SELECT TRUSTEE TO RESPOND TO DTC AND FOR DTC IN TURN TO RESPOND TO EOP. EOP has set a separate early deadline for consenting to the purchase offer for such investors who wish to receive the $50 consent fee per $1000 of EOP Notes tendered as well as the Tender Offer Consideration described therein.

The Trust Agreement provides, that in the event that the Select Trustee receives a request from the Depository or an Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to any Underlying Securities, the Select Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Select Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation and shall be protected in taking no action if no direction is timely received. The Trust Agreement also provides that the Select Trustee shall at no time vote or consent to any matter which would alter the timing or amount of any then scheduled payment on the Underlying Securities, including without limitation any demand to accelerate the Underlying Securities, whether or not pursuant to a plan for the refunding or refinancing of such Underlying Securities, except with the consent of Certificateholders representing 100% of the aggregate Voting Rights of the Certificates. Acceptance of the Amended Purchase Offer would entail a change in the timing and amount of payments on such EOP Notes or an exchange of such EOP Notes for a onetime cash payment. The Select Trustee must also receive an opinion of counsel that the acceptance of the Purchase Offer would not alter the status of the Trust as a grantor trust for federal income tax purposes or result in the imposition of tax upon the Certificateholders.

Certificateholders will be eligible receive $4.219409 per thousand dollar Certificate (their pro-rata share of the $50 consent fee) ONLY if 100% of Certificateholders instruct the Select Trustee to accept the Amended Purchase Offer and consent to the Proposed Amendments prior to 3:00 p.m., New York City time, on January 16, 2007 (the “Consent Payment Deadline”), unless the Consent Payment Deadline in the Amended

Purchase Offer is extended by EOP. Receipt of such payment is also contingent on fulfillment of certain conditions more fully described in the Amended Purchase Offer.

Certificateholders can direct the Select Trustee to accept the Amended Purchase Offer and consent to the Proposed Amendments against payment of the Tender Offer Consideration described in the Amended Purchase Offer until the earliest of a) the date on which the Trustee receives affirmative directions from 100% of Certificateholders to accept the Amended Purchase Offer, b) the date on which the Trustee receives a direction from any Certificateholder to reject the Amended Purchase Offer and c) 5:00 p.m. New York City time, on Tuesday, February 6, 2007 (the “Offer Expiration ”), unless the Amended Purchase Offer is extended or earlier terminated by EOP. However, the Select Trustee can act on such instructions ONLY if 100% of Certificateholders direct the Select Trustee accept the Amended Purchase Offer and consent to the Proposed Amendments. If the Select Trustee receives a direction from any Certificateholder to reject the Amended Purchase Offer, it must reject the Amended Purchase Offer with respect to the Trust’s entire holdings of EOP Notes and will cease to seek directions from the remaining Certificateholders.

Accordingly, the Select Trustee is providing this request for instructions along with the enclosed form of Written Direction concerning the Amended Purchase Offer. The Select Trustee hereby requests the holders of the Certificates to provide instructions to accept or reject the Amended Purchase Offer by executing the enclosed form of Written Direction and returning it to the Select Trustee on or before the Consent Payment Deadline or the Offer Expiration. If the Select Trustee does not receive an affirmative response on an executed Written Direction from a Certificateholder, it will treat such lack of response as a direction to reject the Purchase Offer. The Select Trustee will promptly advise Certificateholders of the receipt of any direction to reject the Amended Purchase Offer. Please note that the Select Trustee is treating this a new corporate action. Certificateholders must submit new Written Directions to the Select Notes Trustee as any written directions previously provided in respect of the Original Offer to Purchase will not be counted due to the change in its terms.

U.S. Bank National Association	January 11, 2007

as Select Trustee

*Select Trustee is not responsible for selection or use of CUSIP numbers, they are included solely for holder convenience.

Exhibit 2

To the Holders of:

$35,550,000 Select Notes Trust Long Term Certificates Series 2003-3 (the “Certificates”)

CUSIP: 81619PAC1*

Please forward this request for instructions to all beneficial holders.

U.S. Bank National Association serves as trustee (the “Select Trustee ”) for the above-referenced Trust (the “Trust”) formed pursuant to the terms of the Base Trust Agreement dated as of April 2, 2002 as supplemented by the Select Notes Trust Supplement LT 2003-5 (collectively, the “Trust Agreement”) by and between Structured Obligations Corporation as Depositor (the “Depositor”) and the Select Trustee. The assets held by the Trust include the following securities issued by EOP Operating Limited Partnership (“EOP”), which are held through The Depository Trust Company (“DTC”).

$3,000,000 principal amount 7.875% Notes due 2031 (CUSIP No. 268766BV3)*

issued by EOP (“the EOP Notes”)

Further to our notice of January 11, 2007, EOP has further amended its offer to purchase certain of its outstanding Notes under its Offer to Purchase and Consent Solicitation dated December 26, 2006 (the “Original Offer to Purchase”). The most recent amendments are set forth in EOP’s Press Release dated January 12, 2007 a copy of which is sent herewith. Deadlines and instructions for directing the Select Trustee to vote on the Amended Purchase Offer as now further amended remain the same as set forth in our Notice of January 11, 2007.

U.S. Bank National Association	January 12, 2007

as Select Trustee

cc: Structured Obligations Corporation, as Depositor

*Select Trustee is not responsible for selection or use of CUSIP numbers, they are included solely for holder convenience.

Exhibit  3

To the Holders of:

$35,550,000 Select Notes Trust Long Term Certificates Series 2003-3 (the “Certificates”)

CUSIP: 81619PAC1*

Please forward this notice to all beneficial holders.

U.S. Bank National Association serves as trustee (the “Select Trustee ”) for the above-referenced Trust (the “Trust”) formed pursuant to the terms of the Base Trust Agreement dated as of April 2, 2002 as supplemented by the Select Notes Trust Supplement LT 2003-3 (collectively, the “Trust Agreement”) by and between Structured Obligations Corporation as Depositor (the “Depositor”) and the Select Trustee. This notice is given further to our January 11, 2007 and January 12, 2007 notices with respect to requests for Certificateholder directions with respect to the Offer to Purchase and Consent Solicitation Statement dated December 26, 2006 in respect to EOP Operating Limited Partnership’s 7.875% Notes due 2031 (CUSIP No. 268766BV3)*(the “EOP Notes”)as amended by EOP’s Press Release dated January 11, 2007 and further amended by EOP’s Press Release dated January 12, 2007 (the “Amended Purchase Offer”).

The Trust Agreement provides that the Select Trustee shall at no time vote or consent to any matter which would alter the timing or amount of any then scheduled payment on the Underlying Securities, including without limitation any demand to accelerate the Underlying Securities, whether or not pursuant to a plan for the refunding or refinancing of such Underlying Securities, except with the consent of Certificateholders representing 100% of the aggregate Voting Rights of the Certificates. Acceptance of the Amended Purchase Offer would entail a change in the timing and amount of payments on such EOP Notes or an exchange of such EOP Notes for a onetime cash payment. The Select Notes Trustee has received directions from some Certificateholders to reject the Amended Purchase Offer. It will therefore be obligated to reject the Amended Purchase Offer with respect to the Trust’s entire holdings of EOP Notes. Our request for directions has now expired and no further directions will be accepted.

U.S. Bank National Association	February 7, 2007

as Select Trustee

cc: Structured Obligations Corporation, as Depositor

*Select Trustee is not responsible for selection or use of CUSIP numbers, they are included solely for holder convenience.